SUPPLEMENT TO
FIDELITY MUNICIPAL FUNDS'
AUGUST 26, 1996
PROSPECTUS
The following information supplements the information found in "Securities and Investment Practices" beginning on page 14.
   CASH MANAGEMENT.     A fund may invest in money market securities and in
a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
The following information replaces the similar information found in "How to Buy Shares" on page 22.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
TO ADD TO AN ACCOUNT  $250
Through automatic    investment plans*     $100
MIN   IMUM BALANCE $2    ,000
   *FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO INVESTOR SERVICES, PAGE 26.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.
The following information replaces the similar information found in "How to Sell Shares" on page 24.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
   $2,000 w    orth of shares in the account to keep it open.
The following information replaces the similar information found in "Transaction Details" on pages 31-32.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual
maximum charge of    $24.00     per shareholder. It is expected that
accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller
accounts.    This f    ee will not be deducted from    Fidelity brokerage
accounts,     retirement accounts (except non-prototype retirement
accounts), accounts using regular investment plans, or if total assets in
Fidelity exc   eed $30,000.     Eligibility for the    $30,000 wa    iver
is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW    $2,000    , you will be given 30
days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
The following information replaces the similar information found in the "Investment Principles and Risks" section located on page 14.
If you are subject to the federal alternative minimum tax, you should note that each fund may invest all of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for the purpose of the tax.
The following information replaces the similar information found in the "Securities and Investment Practices" section found on page 15.
       RESTRICTIONS   :     Limited Term Municipal invests only in
investment-grade municipal securities. Municipal Income normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities. A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Rating Co., or Fitch Investors Service, L.P., or is unrated but judged by FMR to be of equivalent quality. Aggressive Municipal does not currently intend to invest more than 10% of its total assets in bonds that are in default.
The following information replaces the similar information found in the "Taxes" section located on page 29.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.

SUPPLEMENT TO FIDELITY'S MUNICIPAL FUNDS

 FIDELITY LIMITED TERM MUNICIPAL INCOME FUND
A FUND OF FIDELITY SCHOOL STREET TRUST
FIDELITY MUNICIPAL INCOME FUND
A FUND OF FIDELITY COURT STREET TRUST
FIDELITY AGGRESSIVE MUNICIPAL FUND
A FUND OF FIDELITY MUNICIPAL TRUST
AUGUST 26, 1996 STATEMENT OF ADDITIONAL INFORMATION
The following information replaces the similar information found in "Investment Limitations of Fidelity Limited Term Municipal Income Fund" beginning on page 2.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain
securities issued by other open-end investment companies.    Limitations
(a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an
exemptive order     granted by the SEC.
The following information replaces the similar information found in "Investment Limitations of Fidelity Municipal Income Fund" beginning on page 3.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain
securities issued by other open-end investment companies.    Limitations
(a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an
exemptive order     granted by the SEC.
The following information replaces the similar information found in "Investment Limitations of Fidelity Aggressive Municipal Fund" beginning on page 5.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain
securities issued by other open-end investment companies.    Limitations
(a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an
exemptive order     granted by the SEC.